SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                              January 25, 2001


                  Farmer Mac Mortgage Securities Corporation
            (Exact Name of Registrant as Specified in its Charter)



         Delaware                    333-80805               52-1779791
 State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)            File Number)         Identification No.)


      919 18th Street, N.W.                         20006
       Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

      Registrant's telephone number, including area code (202) 872-7700

                                  No Change
         (Former Name or Former Address, if Changed Since Last Report)

      Item 7.  Financial  Statements;  Pro Forma  Financial  Information  and
Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                  20.18 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series 3/29/00, Series 4/26/00-A, Series 4/26/00-B,
                              Series 6/30/00, Series 8/30/00, Series 9/27/00, Series 11/29/00 and Series 12/27/00
                              Statement   to Certificateholders, dated 01/26/01.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Nancy E. Corsiglia
                                    -------------------------
                                    Name:  Nancy E. Corsiglia
                                    Title: Vice President




Dated:  January 16, 2001

                                EXHIBIT INDEX



Exhibit No.                   Description                           Page No.


20.18                   Statement to Certificate holders